UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   November 2, 2007

uVuMobile, Inc.
      (Exact name of registrant as specified in charter)

Delaware	000-26809	91-1962104
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification Number)

2160 Satellite Boulevard, Suite 140, Duluth, GA	30097
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:(770) 279-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On August 2, 2007, uVuMobile, Inc. (the “Company”) filed a Form 8-K announcing the termination of all Company employment agreements, including those with its Executive Officers and certain other key employees, and that it voted to offer employment to certain Executive Officers and key employees on an “at-will” basis.  On November 2, 2007, the Company entered into employment agreements with the following Executive Officers and employees:  Mr. William Loughman, Interim Chief Executive Officer, President and Chief Financial Officer; Mr. Tony Novia, Senior Vice President; and Mr. Scott Hughes, Chief Technology Officer.  The employment agreements of Mr. Loughman, Mr. Novia and Mr. Hughes are attached hereto as Exhibits 10.1, 10.2 and 10.3 respectively.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 23, 2007, the Company filed a Form 8-K announcing the Board of Directors appointment of Mr. William J. Loughman, at that time the Company’s Chief Financial Officer, as Interim Chief Executive Officer and President.  At the time of such filing, the Board and Mr. Loughman had not agreed upon the material terms of his employment by the Company in such new capacities, nor had they entered into a written employment agreement.  Please see the disclosure set forth in Item 1.01 above regarding the Company entering into an employment agreement with Mr. Loughman.

On August 2, 2007, the Company filed a Form 8-K announcing the termination of all employment agreements, including those of its Executive Officers and certain other key employees.  The Company also announced that it did not currently have funds available to satisfy any severance or other obligations arising as a result of such terminations.  On November 2, 2007, the Company entered into settlement agreements related to the severance and other obligations with, among others, Mr. William Loughman, Mr. Tony Novia and Mr. Scott Hughes.  The settlement agreement and general releases of Mr. Loughman, Mr. Novia and Mr. Hughes are attached hereto as Exhibits 10.4, 10.5 and 10.6 respectively.

Item 9.01	Financial Statements and Exhibits

d)           Exhibits

Exhibit No.	Description

10.1	Employment Agreement of Mr. William J. Loughman.

10.2	Employment Agreement of Mr. Tony Novia.

10.3	Employment Agreement of Mr. Scott Hughes.

10.4	Settlement Agreement and General Release of Mr. William J. Loughman.

10.5	Settlement Agreement and General Release of Mr. Tony Novia.

10.6	Settlement Agreement and General Release of Mr. Scott Hughes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

uVuMobile, Inc

Dated: November 7, 2007	By:	/s/William J. Loughman
William J. Loughman
Interim Chief Executive Officer, President and Chief Financial Officer